MERRILL LYNCH
AMERICAS INCOME
FUND, INC.



[FUND LOGO]
STRATEGIC
         Performance



Quarterly Report

September 30, 1997



The Fund has the ability to leverage to seek to provide shareholders with a potentially higher rate of return. However, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the yield on the Fund's portfolio.

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluc-tuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversi-fication and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Americas Income Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                             #16801 -- 9/97



[RECYCLE LOGO}
Printed on post-consumer recycled paper



MERRILL LYNCH AMERICAS INCOME FUND, INC.

The Benefits and
Risks of
Leveraging

The Fund is authorized to borrow money from banks in an amount up to 33 1/3% of the Fund's total assets (including the amount borrowed), less all liabilities and indebtedness other than the bank borrowing. The Fund is also authorized to borrow an additional 5% of its total assets without regard to this limitation for temporary purposes.

Borrowings by the Fund create an opportunity for greater total return but, at the same time, increase exposure to capital risk. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowings are outstanding. Borrowing will create interest expenses for the Fund that can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowing were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrow-ing, the net income of the Fund will be less than if borrowing were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.



          Merrill Lynch Americas Income Fund, Inc., September 30, 1997

DEAR SHAREHOLDER

During the three-month period ended September 30, 1997, the investment environment in emerging markets was driven by several factors. First, the abundance of liquidity caused by the accommodative monetary policy in Japan and weak demand in Germany continued to provide bullish momentum to Latin American markets. The recent hike in interest rates by the Bundesbank was the first indication that the liquidity cycle has matured. With European interest rates at record low levels and concerns of further tightening in both Germany and the United States, further convergence in global interest rates seems unlikely. With many European and American financial markets trading at record levels, a reversal in global liquidity will be very negative.

Second, the US economy continued to be very strong. Inflation has been benign despite above-trend economic growth, tight labor markets and record consumer confidence levels. The US economy has been operating at full employment for most of this year. We believe that the probability of encountering inflation in such an environment is high. Producer price inflation, which in the past two quarters had surprised consensus forecasts on the downside, surprised economists on the upside in August. Federal Reserve Board (FRB) Chairman Greenspan and other FRB governors recently began to comment that US economic growth is proceeding at an unsustainable pace. Forecasts for both third and fourth quarter of 1997 US economic growth are being revised upward by most economists. Sentiment is gradually shifting from the view of lower inflation and interest rates to one that recognizes that the FRB may have to be preemptive in the face of further strong economic growth.

Third, the Asian currency crisis, which started with an attack on the Thai baht, has spread to Indonesia, the Philippines and Malaysia. This crisis has resulted in substantial loss of market capitalization and has generated volatility in peripheral markets such as Taiwan and South Korea. Other than brief periods of volatility in Brazil and South Africa, contagion of the Asian currency crisis has been muted so far.

We believe that the Asian currency crisis could set the stage for an upward revision in risk premiums for emerging market investments. We believe that the current complacency of the market in recognizing the broader impact of the Asian currency crisis is not warranted. Given the global nature of today's financial markets, any perceived decoupling from the Asian currency crisis is more a result of abundant global liquidity rather than distinctly different fundamentals. We are of the opinion that the liquidity cycle is mature and could reverse with the FRB tightening monetary policy, which we believe is a distinct possibility in the near future.

Finally, emerging fixed-income markets are at record levels but remain dependent on global liquidity and a benign US interest rate environment. Major countries in Latin America are taking advantage of the abundance of liquidity by extending the maturity profile of their external debt.

Following the close of the September quarter, the Asian currency crisis continued deepening and spreading to other countries. The crisis deepened to such an extent that both Thailand and Indonesia requested, and finally received, support of the International Monetary Fund and the Group of Seven Industrialized Nations. The currency board in Hong Kong came under strong attack, forcing leading banks to halt early withdrawals of time deposits and allowing local interest rates to increase significantly. The resulting crash of the Hong Kong market spread to European, US and non-Asian emerging markets.

With a currency reportedly overvalued by approximately 25%--30% by some financial analysts' estimates and with little obvious progress in their fiscal and structural reform, Brazil was the most affected by the spreading of the crisis. Brazilian equities and Brady bonds led the market down. The recent market developments have highlighted the vulnerability of the Brazilian Real Plan. Its survival appears to be hinging on the ability of the Brazilian government to obtain very quick passage in congress of the fiscal reforms that have fizzled in the past few years.

In Argentina, the congressional mid-term elections gave the victory to the opposition, which captured the majority in congress. This event increased the possibility of gridlock in congress in the remaining two years of President Menem's administration, despite the opposition support of the current economic program.

Portfolio Matters
Given the historically tight credit spreads, we favor the short end of the yield curve. As we indicated in our June 30, 1997 letter to shareholders, we have been in the process of adding good quality short-term issues to the portfolio. We have successfully deployed our cash positions during the past quarter into a well-diversified portfolio of short-term instruments. While we are now fully invested, the emerging markets sector of the portfolio is primarily weighted in short-term and floating rate instruments as a hedge against the greater downside risk of the current global financial environment. The duration of this sector of the portfolio was 1.8 years as of September 30, with 65% of the portfolio maturing within one year and 85% of the portfolio maturing within three years. The yield-to-maturity of the emerging markets area of the portfolio was 9.65% as of September 30, which is a spread of 381 basis points (3.81%) over US Treasury securities.

In Conclusion
We thank you for your investment in Merrill Lynch Americas Income
Fund, Inc., and we look forward to updating our outlook and strategy with you in our upcoming annual report to shareholders.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/PAOLO VALLE
Paolo Valle
Senior Vice President and
Senior Portfolio Manager

November 13, 1997



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994, which, in the case of certain eligible investors, were simultaneously exchanged for Class A Shares.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.





Performance
Summary --
Class A Shares

                                   Net Asset Value               Capital Gains
Period Covered               Beginning         Ending             Distributed              Dividends Paid*          % Change**
10/21/94 -- 12/31/94          $9.08            $8.51                  --                        $0.168               - 4.45%
1995                           8.51             9.70                  --                         0.944               +27.27
1996                           9.70            11.36                  --                         1.450               +33.64
1/1/97 -- 9/30/97             11.36            10.92                  --                         0.494               + 0.75
                                                                                          Total $3.056
                                                                             Cumulative total return as of 9/30/97:  +63.74%**

*  Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was included.






Performance
Summary --
Class B Shares

                                   Net Asset Value               Capital Gains
Period Covered               Beginning         Ending             Distributed              Dividends Paid*          % Change**
8/27/93 -- 12/31/93           $10.00           $10.84                 --                        $0.281               +11.30%
1994                           10.84             8.48                 --                         0.754               -15.08
1995                            8.48             9.65                 --                         0.875               +26.10
1996                            9.65            11.31                 --                         1.365               +32.75
1/1/97 -- 9/30/97              11.31            10.87                 --                         0.432               + 0.16
                                                                                          Total $3.707
                                                                             Cumulative total return as of 9/30/97:  +58.45%**

*  Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






Performance
Summary --
Class C Shares

                                   Net Asset Value               Capital Gains
Period Covered               Beginning         Ending             Distributed              Dividends Paid*          % Change**
10/21/94 -- 12/31/94          $9.08            $8.47                  --                        $0.152               - 5.06%
1995                           8.47             9.65                  --                         0.870               +26.18
1996                           9.65            11.31                  --                         1.358               +32.66
1/1/97 -- 9/30/97             11.31            10.87                  --                         0.427               + 0.11
                                                                                          Total $2.807
                                                                             Cumulative total return as of 9/30/97:  +59.10%**

*  Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






Performance
Summary --
Class D Shares

                                   Net Asset Value               Capital Gains
Period Covered               Beginning         Ending             Distributed              Dividends Paid*          % Change**
8/27/93 -- 12/31/93           $10.00           $10.84                 --                        $0.300               +11.49%
1994                           10.84             8.48                 --                         0.802               -14.65
1995                            8.48             9.65                 --                         0.919               +26.75
1996                            9.65            11.31                 --                         1.420               +33.44
1/1/97 -- 9/30/97              11.31            10.87                 --                         0.472               + 0.55
                                                                                          Total $3.913
                                                                             Cumulative total return as of 9/30/97:  +61.83%**

*  Figures may include short-term capital gains distributions.
** Figures do not include sales charges; results would be lower if sales charge was included.




Average Annual
Total Return

                                        % Return Without   % Return With
                                          Sales Charge     Sales Charge**
Class A Shares*
Year Ended 9/30/97                          + 8.82%           + 4.47%
Inception (10/21/94) through 9/30/97        +18.24            +16.61

*  Maximum sales charge is 4%.
** Assuming maximum sales charge.


                                           % Return           % Return
                                         Without CDSC       With CDSC**
Class B Shares*
Year Ended 9/30/97                          + 7.90%           + 4.02%
Inception (8/27/93) through 9/30/97         +11.90            +11.90

* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.


                                           % Return           % Return
                                         Without CDSC       With CDSC**
Class C Shares*
Year Ended 9/30/97                          + 7.83%           + 6.86%
Inception (10/21/94) through 9/30/97        +17.10            +17.10

* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.


                                        % Return Without   % Return With
                                          Sales Charge     Sales Charge**
Class D Shares*
Year Ended 9/30/97                          + 8.56%           + 4.21%
Inception (8/27/93) through 9/30/97         +12.48            +11.36

*  Maximum sales charge is 4%.
** Assuming maximum sales charge.





Recent
Performance
Results

                                                                                                        12 Month    3 Month
                                                                        9/30/97    6/30/97    9/30/96    % Change   % Change

ML Americas Income Fund Class A Shares*                                 $10.92     $10.90     $11.21      -2.59%      +0.18%
ML Americas Income Fund Class B Shares*                                  10.87      10.85      11.17      -2.69       +0.18
ML Americas Income Fund Class C Shares*                                  10.87      10.85      11.17      -2.69       +0.18
ML Americas Income Fund Class D Shares*                                  10.87      10.84      11.16      -2.60       +0.28
ML Americas Income Fund Class A Shares -- Total Return*                                                   +8.82(1)    +1.77(2)
ML Americas Income Fund Class B Shares -- Total Return*                                                   +7.90(3)    +1.57(4)
ML Americas Income Fund Class C Shares -- Total Return*                                                   +7.83(5)    +1.56(6)
ML Americas Income Fund Class D Shares -- Total Return*                                                   +8.56(7)    +1.80(8)
ML Americas Income Fund Class A Shares -- Standardized 30-day Yield       7.67%
ML Americas Income Fund Class B Shares -- Standardized 30-day Yield       7.20%
ML Americas Income Fund Class C Shares -- Standardized 30-day Yield       7.13%
ML Americas Income Fund Class D Shares -- Standardized 30-day Yield       7.43%

 *  Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $1.259 per share ordinary income dividends.
(2) Percent change includes reinvestment of $0.168 per share ordinary income dividends.
(3) Percent change includes reinvestment of $1.170 per share ordinary income dividends.
(4) Percent change includes reinvestment of $0.147 per share ordinary income dividends.
(5) Percent change includes reinvestment of $1.163 per share ordinary income dividends.
(6) Percent change includes reinvestment of $0.145 per share ordinary income dividends.
(7) Percent change includes reinvestment of $1.228 per share ordinary income dividends.
(8) Percent change includes reinvestment of $0.161 per share ordinary income dividends.





Merrill Lynch Americas Income Fund, Inc., September 30, 1997

SCHEDULE OF INVESTMENTS                                                                                            (in US dollars)

                                                                                  Interest     Maturity               Percent of
COUNTRY              Industry               Face Amount               Bonds         Rate         Date       Value     Net Assets

Argentina            Banking              US$ 5,000,000     Banco de Credito
                                                            Argentina               8.50 %    12/18/1998  $5,075,000     3.2%

                     Industrials              3,000,000     Banco Hipotecario
                                                            Nacional                8.00       6/04/1999   3,015,000     1.9
                                              2,250,000     Transport de Gas
                                                            del Sur S.A.            7.75      12/23/1998   2,266,875     1.5
                                                                                                        ------------  ------
                                                                                                           5,281,875     3.4
                                                            Total Bonds in
                                                            Argentina (Cost --
                                                            $10,277,749)                                  10,356,875     6.6
                                                                                                        ============  ======
Brazil               Oil                      2,100,000     Petroleo Brasileiro
                                                            S.A. -- Petrobras       7.25       2/06/1998   2,101,050     1.3
                                                                                                        ------------  ------
                                                            Total Bonds in Brazil
                                                            (Cost -- $2,101,050)                           2,101,050     1.3
                                                                                                        ============  ======

Mexico               Banking                  2,500,000     Banco Nacional S.A.     8.00       4/14/2000   2,519,315     1.6
                                              1,000,000     Grupo Financiero
                                                            Bancomer S.A.           8.00       7/07/1998   1,007,500     0.6
                                                                                                        ------------  ------
                                                                                                           3,526,815     2.2

                     Industrials              2,000,000     AXA, S.A. de C.V.       8.50      10/01/1998   2,020,000     1.3
                                              5,000,000     Cemex S.A.             10.75       7/15/2000   5,367,000     3.4
                                              2,450,000     Controladora Comercial
                                                            Mexicana S.A.           8.75       4/21/1998   2,477,563     1.6
                                              3,500,000     Empresas ICA Sociedad
                                                            Controladora S.A.       9.75       2/11/1998   3,535,000     2.3
                                                                                                        ------------  ------
                                                                                                          13,399,563     8.6

                     Oil                      2,500,000     Petroleos Mexicanos
                                                            S.A.                    8.00       7/01/1998   2,531,250     1.6

                     Paper                    3,000,000     Grupo Industrial
                                                            Durango, S.A. de C.V.  12.625      8/01/2003   3,431,250     2.2
                                                                                                        ------------  ------
                                                            Total Bonds in Mexico
                                                            (Cost -- $22,859,626)                         22,888,878    14.6
                                                                                                        ============  ======

Russia               Financial Services       5,000,000     SBS-AGRO Bank B.V.     10.25       7/21/2000   5,012,500     3.2
                                                                                                        ------------  ------
                                                            Total Bonds in Russia
                                                            (Cost -- $5,005,000)                           5,012,500     3.2
                                                                                                        ============  ======

Venezuela            Financial Services       2,000,000     Vencemos Financial
                                                            Investment Ltd.         8.625     11/19/1998   2,025,000     1.3
                                                                                                        ------------  ------
                                                            Total Bonds in
                                                            Venezuela (Cost --
                                                            $2,029,000)                                    2,025,000     1.3
                                                                                                        ============  ======
                                                            Total Investments in
                                                            Bonds (Cost --
                                                            $42,272,425)                                  42,384,303    27.0
                                                                                                        ============  ======


                                                                 Brady Bonds*
Argentina            Sovereign                5,000,000     Republic of
                     Government                             Argentina, Global
                     Obligations                            Bonds                   8.375     12/20/2003   5,025,000     3.2
                                                                                                        ------------  ------
                                                            Total Brady Bonds
                                                            in Argentina (Cost --
                                                            $5,101,700)                                    5,025,000     3.2
                                                                                                        ============  ======

Ecuador              Sovereign                7,000,000     Republic of Ecuador,
                     Government                             Discount Bonds          6.687      2/28/2025   5,713,750     3.7
                     Obligations                                                                        ------------  ------
                                                            Total Brady Bonds
                                                            in Ecuador (Cost --
                                                            $5,713,750)                                    5,713,750     3.7
                                                                                                        ============  ======

Mexico               Sovereign                US$ 1,000     United Mexican
                     Government                             States, Value Recovery
                     Obligations                            Rights (a)              0.00          --               0     0.0
                                                                                                        ------------  ------
                                                            Total Brady Bonds in
                                                            Mexico (Cost -- $0)                                    0     0.0
                                                                                                        ============  ======

Venezuela            Sovereign               34,250,000     Republic of Venezuela,
                     Government                             DCB, Floating Rate
                     Obligations                            Bond                    6.75      12/18/2007  32,644,702    20.8
                                                                                                        ------------  ------
                                                            Total Brady Bonds in
                                                            Venezuela (Cost --
                                                            $31,831,094)                                  32,644,702    20.8
                                                                                                        ============  ======
                                                            Total Investments in
                                                            Brady Bonds (Cost --
                                                            $42,646,544)                                  43,383,452    27.7
                                                                                                        ============  ======


                                                                 Loan Agreements

Russia               Sovereign                9,000,000     Vnesheconombank
                     Government                             Participation
                     Obligations                            Agreements              5.00      12/29/2049   6,716,250     4.3
                                                                                                        ------------  ------
                                                            Total Investments
                                                            in Loan Agreements
                                                            (Cost -- $6,725,250)                           6,716,250     4.3
                                                                                                        ============  ======


                                                                Short-Term Securities
Argentina            Commercial               3,900,000     Banco de Credito
                     Paper**                                Argentina               8.00       4/22/1998   3,748,251     2.4
                                              5,000,000     Banco de Galicia ECP    6.625      7/30/1998   4,738,500     3.0
                                                                                                        ------------  ------
                                                            Total Short-Term
                                                            Investments in
                                                            Argentina (Cost --
                                                            $8,475,368)                                    8,486,751     5.4
                                                                                                        ============  ======

Brazil               Certificates of          3,000,000     Banco Bradesco S.A.     7.06      12/17/1997   3,000,000     1.9
                     Deposit                  5,000,000     Banco Excel S.A.        7.875      7/15/1998   4,702,190     3.0
                                              2,100,000     Banco Itau S.A.         6.605     11/12/1997   2,083,941     1.3
                                                                                                        ------------  ------
                                                                                                           9,786,131     6.2

                     Commercial               4,490,000     Globo Communicacoes
                     Paper**                                Participitoes           7.50       2/09/1998   4,372,488     2.8
                                              6,500,000     SABESP ECP              7.875      5/14/1998   6,196,333     4.0
                                                                                                        ------------  ------
                                                                                                          10,568,821     6.8
                                                                                                        ------------  ------
                                                            Total Short-Term
                                                            Investments in
                                                            Brazil (Cost --
                                                            $20,362,832)                                  20,354,952    13.0
                                                                                                        ============  ======

Ecuador              Certificates             2,000,000     Banco Popular of
                     of Deposit                             Ecuador                 7.875      2/20/1998   1,940,570     1.2
                                              5,000,000     Banco Popular of
                                                            Ecuador                 8.30       8/21/1998   4,654,460     3.0
                                                                                                        ------------  ------
                                                            Total Short-Term
                                                            Investments in Ecuador
                                                            (Cost -- $6,595,328)                           6,595,030     4.2
                                                                                                        ============  ======

Russia               Sovereign               10,000,000     Russian Treasury Bill
                     Government                             -- Hedged Note         12.00      11/17/1997   9,857,405     6.3
                     Obligations             10,000,000     Russian Treasury Bill
                                                            -- Hedged Note         10.09      11/26/1997  10,001,551     6.4
                                                                                                        ------------  ------
                                                            Total Short-Term
                                                            Investments in Russia
                                                            (Cost -- $19,855,391)                         19,858,956    12.7
                                                                                                        ============  ======

United States        US Government           17,262,000     Federal Home Loan
                     Agency                                 Mortgage Corp.          6.05      10/01/1997  17,262,000    11.0
                     Obligations                                                                        ------------  ------

                                                            Total Short-Term
                                                            Investments in the
                                                            United States
                                                            (Cost -- $17,262,000)                         17,262,000    11.0
                                                                                                        ============  ======
                                                            Total Investments in
                                                            Short-Term Securities
                                                            (Cost -- $72,550,919)                         72,557,689    46.3
                                                                                                        ============  ======
                     Total Investments (Cost -- $164,195,138)                                            165,041,694   105.3

                     Liabilities in Excess of Other Assets                                                (8,296,918)   (5.3)
                                                                                                        ------------  ------
                     Net Assets                                                                         $156,744,776   100.0%
                                                                                                        ============  ======

                     Net Asset Value:     Class A -- Based on net assets of $32,512,309 and 2,977,163
                                                     shares outstanding                                       $10.92
                                                                                                        ============
                                          Class B -- Based on net assets of $103,166,583 and 9,487,834
                                                     shares outstanding                                       $10.87
                                                                                                        ============
                                          Class C -- Based on net assets of $6,765,591 and 622,252
                                                     shares outstanding                                       $10.87
                                                                                                        ============
                                          Class D -- Based on net assets of $14,300,293 and 1,315,828
                                                     shares outstanding                                       $10.87
                                                                                                        ============

                 (a) The rights may be exercised until 3/31/2020.
                 *   Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
                 **  Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

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OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Joseph T. Monagle Jr., Senior Vice President
Paolo H. Valle, Senior Vice President
Alex V. Bouzakis, Vice President
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Barbara G. Fraser, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863